                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) AUGUST 1, 2001




                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              MARYLAND                    1-13232              84-1259577
-------------------------------         -----------          ----------------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)



  2000 SOUTH COLORADO BOULEVARD, TOWER TWO, SUITE 2-
  1000, DENVER, CO                                               80222-7900
  --------------------------------------------------            ------------
      (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number, including area code (303) 757-8101



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

         On August 1, 2001, Apartment Investment and Management Company (the "Company") completed the sale of an additional 800,000 shares of its Class R Cumulative Preferred Stock, $.01 par value per share (the "Class R Preferred Stock"), in an underwritten public offering for which Morgan Stanley & Co. Incorporated acted as underwriter. The sale was made pursuant to an Underwriting Agreement, dated July 27, 2001, a copy of which is included as an exhibit to this report. As reported by the Company on Form 8-K, dated July 20, 2001 (filed July 24, 2001), the Company had previously issued and sold 4,140,000 shares of the Class R Preferred Stock in an underwritten public offering.

         On July 30, 2001, the Company filed with the Securities and Exchange Commission (the "Commission") a Prospectus Supplement, dated July 27, 2001, relating to the offering of up to 800,000 shares of Class R Preferred Stock. The Prospectus Supplement relates to a registration statement (File No. 333-61409) on Form S-3 filed by the Company and AIMCO Properties, L.P. with the Commission for the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $1,268,168,000 of securities of the Company (including $268,168,000 of securities previously registered in a previous registration statement (File No. 333-26415)) and $500,000,000 of securities of AIMCO Properties, L.P. The registration statement was originally filed on August 13, 1998, and was amended by Amendment No. 1 thereto, filed on October 16, 1998, and Amendment No. 2 thereto, filed on November 25, 1998.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c)      Exhibits

                  The following exhibits are filed with this report:

Exhibit
Number                Description

1.1 Underwriting Agreement, dated July 27, 2001, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Morgan Stanley & Co. Incorporated.

4.1                   Articles Supplementary relating to the Class R Cumulative
                      Preferred Stock.

5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP regarding the validity of the Class R Cumulative Preferred Stock.

23.1                  Consent of Piper Marbury Rudnick & Wolfe LLP (included in
                      Exhibit 5.1)


                                        1
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                                    SIGNATURE


                      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             APARTMENT INVESTMENT AND
                                             MANAGEMENT COMPANY



Date:  August  1, 2001                       By:  /s/ Paul J. McAuliffe
                                                  ---------------------
                                                  Paul J. McAuliffe
                                                  Executive Vice President,
                                                  Chief Financial Officer


                                        2
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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit
Number            Description
--------          -----------
1.1               Underwriting Agreement, dated July 27, 2001, by and among
                  Apartment Investment and Management Company, AIMCO Properties
                  L.P. and Morgan Stanley & Co. Incorporated.

4.1               Articles Supplementary relating to the Class R Cumulative
                  Preferred Stock.

5.1 Opinion of Piper Marbury Rudnick & Wolfe LLP regarding the validity of the Class R Cumulative Preferred Stock.

23.1              Consent of Piper Marbury Rudnick & Wolfe LLP (included in
                  Exhibit 5.1)